Exhibit 10

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY, a life insurance corporation organized under the laws of Illinois, does hereby constitute and appoint STEPHEN L. HORTON and DAVE GRIZZLE, each located at One State Farm Plaza, Bloomington, Illinois, 61710 and each of them, with full power of substitution as his or her true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable, including, not limited to, accepting service of process on behalf of the undersigned, and appointing the Director of the Illinois Department of Insurance and his successors as the true and lawful attorney of the undersigned for service of process:

(i)	to enable the said corporation to comply with the Securities Act of 1933, as amended (the “1933 Act”), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said 1933 Act of variable life insurance contracts (File No. 333-64345) and variable annuity contracts (File No. 333-57579) of the said corporation (hereinafter collectively called “State Farm Securities”), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission with respect to said State Farm Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment; and

(ii)	to register or qualify said State Farm Securities for sale and to register or license said corporation or any affiliate thereof as broker or dealer in said State Farm Securities under the securities or Blue Sky Laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said State Farm Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power of attorney to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering State Farm Securities or Blue Sky Laws for the purpose of so registering or licensing said corporation; and the undersigned does hereby ratify and confirm as his or her own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof,

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th day of April, 2007.

/s/ Nancy A. Behrens
Nancy A. Behrens

In the Presence of:

/s/ Sandra Alderman
Sandra Alderman

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY, a life insurance corporation organized under the laws of Illinois, does hereby constitute and appoint STEPHEN L. HORTON and DAVE GRIZZLE, each located at One State Farm Plaza, Bloomington, Illinois, 61710 and each of them, with full power of substitution as his or her true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable, including, not limited to, accepting service of process on behalf of the undersigned, and appointing the Director of the Illinois Department of Insurance and his successors as the true and lawful attorney of the undersigned for service of process:

(i)	to enable the said corporation to comply with the Securities Act of 1933, as amended (the “1933 Act”), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said 1933 Act of variable life insurance contracts (File No. 333-64345) and variable annuity contracts (File No. 333-57579) of the said corporation (hereinafter collectively called “State Farm Securities”), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission with respect to said State Farm Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment; and

(ii)	to register or qualify said State Farm Securities for sale and to register or license said corporation or any affiliate thereof as broker or dealer in said State Farm Securities under the securities or Blue Sky Laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said State Farm Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power of attorney to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering State Farm Securities or Blue Sky Laws for the purpose of so registering or licensing said corporation; and the undersigned does hereby ratify and confirm as his or her own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof,

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 13th day of March, 2007.

/s/ Barbara Cowden
Barbara Cowden

In the Presence of:

/s/ Stephanie Kinney
Stephanie Kinney

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY, a life insurance corporation organized under the laws of Illinois, does hereby constitute and appoint STEPHEN L. HORTON and DAVE GRIZZLE, each located at One State Farm Plaza, Bloomington, Illinois, 61710 and each of them, with full power of substitution as his or her true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable, including, not limited to, accepting service of process on behalf of the undersigned, and appointing the Director of the Illinois Department of Insurance and his successors as the true and lawful attorney of the undersigned for service of process:

(i)	to enable the said corporation to comply with the Securities Act of 1933, as amended (the “1933 Act”), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said 1933 Act of variable life insurance contracts (File No. 333-64345) and variable annuity contracts (File No. 333-57579) of the said corporation (hereinafter collectively called “State Farm Securities”), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission with respect to said State Farm Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment; and

(ii)	to register or qualify said State Farm Securities for sale and to register or license said corporation or any affiliate thereof as broker or dealer in said State Farm Securities under the securities or Blue Sky Laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said State Farm Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power of attorney to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering State Farm Securities or Blue Sky Laws for the purpose of so registering or licensing said corporation; and the undersigned does hereby ratify and confirm as his or her own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof,

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 13th day of March, 2007.

/s/ Michael C. Davidson
Michael C. Davidson

In the Presence of:

/s/ Janet S. Legg
Janet S. Legg

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY, a life insurance corporation organized under the laws of Illinois, does hereby constitute and appoint STEPHEN L. HORTON and DAVE GRIZZLE, each located at One State Farm Plaza, Bloomington, Illinois, 61710 and each of them, with full power of substitution as his or her true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable, including, not limited to, accepting service of process on behalf of the undersigned, and appointing the Director of the Illinois Department of Insurance and his successors as the true and lawful attorney of the undersigned for service of process:

(i)	to enable the said corporation to comply with the Securities Act of 1933, as amended (the “1933 Act”), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said 1933 Act of variable life insurance contracts (File No. 333-64345) and variable annuity contracts (File No. 333-57579) of the said corporation (hereinafter collectively called “State Farm Securities”), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission with respect to said State Farm Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment; and

(ii)	to register or qualify said State Farm Securities for sale and to register or license said corporation or any affiliate thereof as broker or dealer in said State Farm Securities under the securities or Blue Sky Laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said State Farm Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power of attorney to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering State Farm Securities or Blue Sky Laws for the purpose of so registering or licensing said corporation; and the undersigned does hereby ratify and confirm as his or her own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof,

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 12th day of April, 2007.

/s/ Dale R. Egeberg
Dale R. Egeberg

In the Presence of:

/s/ Kathleen Barnes
Kathleen Barnes

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY, a life insurance corporation organized under the laws of Illinois, does hereby constitute and appoint STEPHEN L. HORTON and DAVE GRIZZLE, each located at One State Farm Plaza, Bloomington, Illinois, 61710 and each of them, with full power of substitution as his or her true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable, including, not limited to, accepting service of process on behalf of the undersigned, and appointing the Director of the Illinois Department of Insurance and his successors as the true and lawful attorney of the undersigned for service of process:

(i)	to enable the said corporation to comply with the Securities Act of 1933, as amended (the “1933 Act”), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said 1933 Act of variable life insurance contracts (File No. 333-64345) and variable annuity contracts (File No. 333-57579) of the said corporation (hereinafter collectively called “State Farm Securities”), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission with respect to said State Farm Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment; and

(ii)	to register or qualify said State Farm Securities for sale and to register or license said corporation or any affiliate thereof as broker or dealer in said State Farm Securities under the securities or Blue Sky Laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said State Farm Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power of attorney to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering State Farm Securities or Blue Sky Laws for the purpose of so registering or licensing said corporation; and the undersigned does hereby ratify and confirm as his or her own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof,

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 12th day of March, 2007.

/s/ William K. King, Jr.
William K. King, Jr.

In the Presence of:

/s/ Cheri Menken
Cheri Menken

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY, a life insurance corporation organized under the laws of Illinois, does hereby constitute and appoint STEPHEN L. HORTON and DAVE GRIZZLE, each located at One State Farm Plaza, Bloomington, Illinois, 61710 and each of them, with full power of substitution as his or her true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable, including, not limited to, accepting service of process on behalf of the undersigned, and appointing the Director of the Illinois Department of Insurance and his successors as the true and lawful attorney of the undersigned for service of process:

(i)	to enable the said corporation to comply with the Securities Act of 1933, as amended (the “1933 Act”), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said 1933 Act of variable life insurance contracts (File No. 333-64345) and variable annuity contracts (File No. 333-57579) of the said corporation (hereinafter collectively called “State Farm Securities”), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission with respect to said State Farm Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment; and

(ii)	to register or qualify said State Farm Securities for sale and to register or license said corporation or any affiliate thereof as broker or dealer in said State Farm Securities under the securities or Blue Sky Laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said State Farm Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power of attorney to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering State Farm Securities or Blue Sky Laws for the purpose of so registering or licensing said corporation; and the undersigned does hereby ratify and confirm as his or her own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof,

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 12th day of March, 2007.

/s/ Edward B. Rust, Jr.
Edward B. Rust, Jr.

In the Presence of:

/s/ Diane Edwards
Diane Edwards

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY, a life insurance corporation organized under the laws of Illinois, does hereby constitute and appoint STEPHEN L. HORTON and DAVE GRIZZLE, each located at One State Farm Plaza, Bloomington, Illinois, 61710 and each of them, with full power of substitution as his or her true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable, including, not limited to, accepting service of process on behalf of the undersigned, and appointing the Director of the Illinois Department of Insurance and his successors as the true and lawful attorney of the undersigned for service of process:

(i)	to enable the said corporation to comply with the Securities Act of 1933, as amended (the “1933 Act”), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said 1933 Act of variable life insurance contracts (File No. 333-64345) and variable annuity contracts (File No. 333-57579) of the said corporation (hereinafter collectively called “State Farm Securities”), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission with respect to said State Farm Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment; and

(ii)	to register or qualify said State Farm Securities for sale and to register or license said corporation or any affiliate thereof as broker or dealer in said State Farm Securities under the securities or Blue Sky Laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said State Farm Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power of attorney to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering State Farm Securities or Blue Sky Laws for the purpose of so registering or licensing said corporation; and the undersigned does hereby ratify and confirm as his or her own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof,

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 19th day of March, 2007.

/s/ James E. Rutrough
James E. Rutrough

In the Presence of:

/s/ Brenda Estes
Brenda Estes

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY, a life insurance corporation organized under the laws of Illinois, does hereby constitute and appoint STEPHEN L. HORTON and DAVE GRIZZLE, each located at One State Farm Plaza, Bloomington, Illinois, 61710 and each of them, with full power of substitution as his or her true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable, including, not limited to, accepting service of process on behalf of the undersigned, and appointing the Director of the Illinois Department of Insurance and his successors as the true and lawful attorney of the undersigned for service of process:

(i)	to enable the said corporation to comply with the Securities Act of 1933, as amended (the “1933 Act”), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said 1933 Act of variable life insurance contracts (File No. 333-64345) and variable annuity contracts (File No. 333-57579) of the said corporation (hereinafter collectively called “State Farm Securities”), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission with respect to said State Farm Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment; and

(ii)	to register or qualify said State Farm Securities for sale and to register or license said corporation or any affiliate thereof as broker or dealer in said State Farm Securities under the securities or Blue Sky Laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said State Farm Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power of attorney to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering State Farm Securities or Blue Sky Laws for the purpose of so registering or licensing said corporation; and the undersigned does hereby ratify and confirm as his or her own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof,

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 13th day of March, 2007.

/s/ Susan D. Waring
Susan D. Waring

In the Presence of:

/s/ Beth C. Schmitt
Beth C. Schmitt